SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  August 18, 2003

M.H. MEYERSON & CO., INC.

(Exact name of registrant as specified in its charter)

NEW JERSEY	0-23410	13-1924455

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.

525 Washington Boulevard, Jersey City, NJ 07310

(Address of principal executive offices) (Zip Code)

(201) 459-9500

(Registrant’s telephone number, including area code)

Item 5. Other	Events and Regulation FD Disclosure

On August 18, 2003, the registrant issued a press release announcing the change of its market participation identification symbols.

The Press Release is attached hereto as Exhibit 99.1

Item 7. Financial	Statements and Exhibits.

a.	Financial Statements

Not required

b.	Pro forma Financial Information

Not required

c.	Exhibits

The following Exhibit is filed with this document:

Exhibit Number	Description
99.1	Press Release of Registrant issued August 18, 2003.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  August 18, 2003

M.H. MEYERSON & CO., INC.

By:	/S/ MICHAEL T. DORSEY
Name: Title:	Michael T. Dorsey Executive Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release of Registrant, dated August 18, 2003